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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 14, 2000 in the Registration Statement (Form
S-1 No. 333-    ) and related Prospectus of StemCells, Inc. (formerly
CytoTherapeutics, Inc.) for the registration of 65,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Providence, Rhode Island
January 19, 2001